Exhibit 99.1

Investor Update

September 14, 2023

Note: Information for the September quarters 2023 and 2022 in this investor update are adjusted as described in the reconciliations below.

Commentary

- Reaffirming full year guidance for earnings of $6 to $7 per share.
- Expect September quarter earnings of $1.85 to $2.05 per share and operating margin of ~13%.
- September quarter total revenue growth is expected to be within the upper half of initial guidance.
  - TRASM is expected to be down 2% to 3%, led by strength in the Transatlantic with steady Domestic trends, including 1 point of pressure from MRO and Cargo.
- September quarter fuel price per gallon is expected to be $2.75 to $2.90.
- September quarter non-fuel unit costs are expected to increase 1% to 2%, above initial guidance due to higher-than-expected maintenance costs.

Updated September Quarter 2023 Guidance

	Updated Guidance	Prior Guidance
Total Revenue YoY[1]	**Upper Half**	**Up 11% - 14%**
TRASM YoY[1]	**Down 2% - 3%**	**Down 2% - 4%**
ASMs YoY	**Up 16%**	**No Change**
CASM-Ex[1] YoY	**Up 1% - 2%**	**Down 1% - 3%**
Fuel Price[1] ($/gal)	**$2.75 - $2.90[2]**	**$2.50 - $2.70[2]**
Operating Margin[1]	**~13%**	**Mid-Teens**
Earnings Per Share[1]	**$1.85 - $2.05**	**$2.20 - $2.50**

(1) Non-GAAP measure, excluding third-party refinery sales (see page 2)
(2) Fuel price guidance for September quarter 2023 is based on prices as of September 11th and includes an 11¢ per gallon refinery contribution

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Forward Looking Statements

Statements made in this presentation that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments or strategies for the future, should be considered "forwardlooking statements" under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees or promised outcomes and should not be construed as such. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the impact of incurring significant debt in response to the COVID-19 pandemic; failure to comply with the financial and other covenants in our financing agreements; the possible effects of accidents involving our aircraft or aircraft of our airline partners; breaches or lapses in the security of technology systems on which we rely, which could compromise the data stored within them, as well as failure to comply with ever-evolving global privacy and security regulatory obligations or adequately address increasing customer focus on privacy issues and data security; disruptions in our information technology infrastructure; our dependence on technology in our operations; our commercial relationships with airlines in other parts of the world and the investments we have in certain of those airlines; the effects of a significant disruption in the operations or performance of third parties on whichwe rely; failure to realize the full value of intangible or long-lived assets; labor issues; the effects on our business of seasonality and other factors beyond our control, including severe weather conditions, natural disasters or other environmental events, including from the impact of climate change; changes in the cost of aircraft fuel; extended disruptions in the supply of aircraft fuel, including from Monroe Energy, LLC ("Monroe"), a wholly-owned subsidiary of Delta; failure or inability of insurance to cover a significant liability at Monroe's Trainer refinery; failure to comply with existing and future environmental regulations to which Monroe's refinery operations are subject, including costs related to compliance with renewable fuel standard regulations; significant damage toour reputation and brand, including from exposure to significant adverse publicity or inability to achieve certain sustainabilitygoals; our ability to retain senior management and other key employees, and to maintain our company culture; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; the effects of terrorist attacks, geopolitical conflict or security events; competitive conditions in the airline industry; extended interruptions or disruptions in service at major airports at which we operate or significant problems associated with types of aircraft or engines we operate; the effects of extensive government regulation we are subject to; the impact of environmental regulation, including but not limited to increased regulation to reduce emissions and other risks associated with climate change, and the cost of compliance with more stringent environmental regulations; and unfavorable economic or political conditions in the markets in which we operateor volatility in currency exchange rates.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this presentation, and which we undertake no obligation to update except to the extent required by law.

Non-GAAP Reconciliations

Non-GAAP Financial Measures

Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. ("GAAP"). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this update to the most directly comparable GAAP financial measures. Reconciliations may not calculate due to rounding.

While we are able to reconcile forward looking non-GAAP financial measures related to Q3 2023, we are not able to reconcile future period measures (i.e., beyond Q3 2023) without unreasonable effort because the adjusting items such as those used in the reconciliations below will not be known until the end of the indicated future periods and could be significant.

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Adjustments. We regularly adjust certain GAAP measures for the following items, if applicable, for the reasons indicated below:

Mark-To-Market ("MTM") adjustments on investments. Unrealized gains/losses result from our equity investments that are accounted for at fair value in non-operating expense. The gains/losses are driven by changes in stock prices, foreign currency fluctuations and other valuation techniques for investments in companies without publicly-traded shares. Adjusting for these gains/losses allows investors to better understand and analyze our core operational performance in the periods shown.

Third-party refinery sales. Refinery sales to third parties, and related expenses, are not related to our airline segment. Excluding these sales therefore provides a more meaningful comparison of our airline operations to the rest of the airline industry.

MTM adjustments and settlements on hedges. MTM adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settled during the applicable period.

Aircraft fuel and related taxes. The volatility in fuel prices impacts the comparability of year-over-year financial performance. The adjustment for aircraft fuel and related taxes allows investors to better understand and analyze our non-fuel costs and year-over-year financial performance.

Profit sharing. We adjust for profit sharing because this adjustment allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry.

Diluted Earnings per Share, adjusted

(in billions, except per share data)		Three Months Ended (Projected) September 30, 2023 Earnings Per Diluted Share
GAAP	$	1.70 - 1.90
Adjusted for:		
MTM adjustments on investments		~0.15
Non-GAAP	$	1.85 - 2.05

Operating Margin, adjusted

	Three Months Ended (Projected) September 30, 2023
Operating margin	~12%
Adjusted for:	
Third-party refinery sales	~1
Operating margin, adjusted	~13%

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Total Revenue, adjusted and Total Revenue Per Available Seat Mile ("TRASM"), adjusted

	Three Months Ended	
	(Projected)	
(in billions)	September 30, 2023	September 30, 2022
Total revenue	$ ~15.4 - 15.6	$ 14.0
Adjusted for:		
Third-party refinery sales	~(1.0) - (1.1)	(1.1)
Total revenue, adjusted	$ ~14.4 - 14.6	$ 12.8

	Three Months Ended	
	(Projected)	
(in cents)	September 30, 2023	September 30, 2022
TRASM	~21.10 - 21.30	22.18
Adjusted for:		
Third-party refinery sales	~(1.35) - (1.50)	(1.80)
TRASM, adjusted	~19.75 - 19.95	20.38

Average fuel price per gallon, adjusted

	Three Months Ended
	(Projected)
	September 30, 2023
Average fuel price per gallon	$ ~2.80 - 2.95
Adjusted for:	
MTM adjustments and settlements on hedges	~(0.05)
Average fuel price per gallon, adjusted	$ ~2.75 - 2.90

Non-Fuel Unit Cost or Cost per Available Seat Mile, adjusted ("CASM-Ex")

	Three Months Ended	
	(Projected)	
(in cents)	September 30, 2023	September 30, 2022
CASM	~18.60 - 18.75	19.87
Adjusted for:		
Third-party refinery sales	~(1.35) - (1.50)	(1.80)
Aircraft fuel and related taxes	~(4.10)	(5.26)
Profit sharing	~(0.60)	(0.38)
CASM-Ex	~12.55 - 12.70	12.43

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